Exhibit 99.1

Investor Presentation August 2007

1 Forward Looking Statements This presentation contains statements that are forward looking within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding our growth momentum in 2007, future operations and future financial performance. These statements should be considered as estimates only and actual results may ultimately differ from these estimates. Except to the extent required by applicable securities laws, we undertake no obligation to update or publicly revise any of the forward-looking statements that you may hear today. Please refer to our current annual report on Form 10-K (in particular, “Risk Factors”) and our current quarterly report on Form 10-Q which are filed with the SEC and available at the SEC’s website (http://www.sec.gov), for a full discussion of the risks and other factors, that may impact any estimates that you may hear today. We may make certain statements during the course of this presentation which include references to “non-GAAP financial measures,” as defined by SEC regulations. As required by these regulations, we have provided reconciliations of these measures to what we believe are the most directly comparable GAAP measures, which are attached hereto within the appendix.

2 Company/Market Overview

3 (1) As of 6/30/2007. (2) Combined Revenue includes $523.4 million for TCC for the period July 1, 2006 through December 20, 2006. (3) EBITDA excludes one-time items, including merger-related costs, integration costs related to acquisitions, and a loss on trading securities acquired in the TCC acquisition. Combined normalized EBITDA includes $88.0 million for TCC for the period July 1, 2006 through December 20, 2006. 2.5x nearest competitor Thousands of clients, 85% of Fortune 100 Q2 2007 TTM combined CBRE & TCC Revenue of $5.6 billion(2) Q2 2007 TTM combined CBRE & TCC EBITDA of $937.1 million(3) Strong organic revenue and earnings growth #1 commercial real estate brokerage #1 appraisal and valuation #1 property and facilities management #2 commercial mortgage brokerage $33.2 billion in investment assets under management(1) $9.6 billion of development projects in process/pipeline(1) Leading Global Brand Broad Capabilities Scale, Diversity and Earnings Power 100+ years 50 countries #1 in key cities in Americas, Europe and Asia Pacific The World Class Commercial Real Estate Services Provider

4 Global Reach & Local Leadership Individuals/Partnerships 2006 Revenue by Client Type (1) Corporate REITS Insurance Companies/Banks Pension Funds Government Other Conduits/Wall St. Firms Equity/Opportunity Funds Offshore Investors Q2 2007 TTM Combined Revenue by Region Diversified revenue spread across broad base of clients with no concentration. (1) Does not include TCC. 6.1% 7.5% 1.5% 64.7% 20.2% Development Services EMEA Asia Pacific Americas Global Investment Management 4% 2% 2% 13% 6% 5% 7% 31% 19% 11%

5 The market is large but still highly fragmented and has grown at a 4.3% CAGR from 1996 to 2006. #1 Position in a Fragmented Market $26 Billion US Commercial Real Estate Services Industry (1) U.S. Market Share Top 4 = 20.7% Share Source: Full year 2006 external public filings and management estimates. (1) Excludes investment management and development. Includes reimbursable expenses. Self providers 25.0% CBRE 12.6% C&W 3.8% JLL 2.4% GBEL 1.9% Other / 3rd Party 54.3%

6 2007 Revenue Breakdown (1) Excludes Trammell Crow Company’s operations, which were not purchased until 12/20/2006. (2) Includes Trammell Crow Company’s operations prior to the acquisition on 12/20/2006. The financial information including Trammell Crow Company is presented for informational purposes only and does not purport to represent what CB Richard Ellis’ results of operations or financial position would have been had the Trammell Crow Company acquisition, in fact, occurred prior to 12/20/2006. YTD 2007 ($ in millions) 2007 Reported 1 % Change Incl. TCC 2 % Change 2007 Reported 1 % Change Incl. TCC 2 % Change Leasing 465.7 324.9 43 381.8 22 794.3 590.3 35 691.6 15 Sales 432.1 299.2 44 327.5 32 771.1 528.7 46 581.4 33 Property and Facilities Management 324.4 132.7 144 275.4 18 632.2 263.3 140 543.5 16 Appraisal and Valuation 101.2 66.5 52 66.5 52 181.1 121.2 49 121.2 49 Investment Management 86.3 27.4 215 27.4 215 174.2 59.1 195 59.1 195 Commercial Mortgage Brokerage 44.4 38.9 14 38.9 14 84.8 69.6 22 69.6 22 Development Services 16.4 - NA 8.7 89 31.1 - NA 15.4 102 Other 19.9 13.9 43 16.4 21 35.5 22.6 57 27.8 28 Total 1,490.4 903.5 65 1,142.6 30 2,704.3 1,654.8 63 2,109.6 28 Three months ended June 30, 2006 Six months ended June 30, 2006 30% 29% 23% 7% 6% 3% 1% 1%

7 US Key Market Drivers GDP Growth(1) Absorption & Rental Rates(2) (1) Source: Bureau of Economic Analysis (2) Source: Torto Wheaton Research (3) Source: RCA and BLS Commercial leasing business drivers are still strong Average 2.9% Construction(2) Construction Costs are expensive(3) % Change in Stock -1.0% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 1990 1992 1994 1996 1998 2000 2002 2004 2006 50% 75% 100% 125% 150% 175% 200% 2001 2002 2003 2004 2005 2006 2007 All Property Prices Cement Construction Materials Steel Mill Products Lumber and Wood Products -15 -10 -5 0 5 10 15 1989Q1 1991Q1 1993Q1 1995Q1 1997Q1 1999Q1 2001Q1 2003Q1 2005Q1 2007Q1 8 10 12 14 16 18 20 TWR Rent Index Vacancy TWR Rent Index, % change year ago Vacancy rate, %

8 Impacts on Capital Markets Transactions Historical 10-year Treasury Rates(1) CMBS Delinquency Rates(2) Both delinquencies and interest rates are very low by historic standards The volatility in the credit markets has incrementally raised the cost of commercial real estate transactions Some marginal pricing reduction in certain products and markets to accommodate credit impacts The profile of buyers has shifted to lower leveraged buyers Active trading in the market continues The market is very fluid and we are watching it carefully (1) Source: Wall Street Journal (2) Source: TREPP LLC 3% 4% 5% 6% 7% 8% 9% 10% 11% 12% 13% 14% 1977 1980 1983 1986 1989 1992 1995 1998 2001 2004 8/16/2007 10-Yr. Treasury Trailing 10-Yr. Average August 16, 2007 Close @ 4.60% 30-Year Average = 7.68% 10-Year Trailing Average 4.98% 2.5% 2.0% 1.5% 1.0% 0.5% 0.0% Jul-98 Jul-99 Jul-00 Jul-01 Jul-01 Jul-02 Jul-03 Jul-04 Jul-05 Jul-06 – All Property Types

9 Leasing Global economic expansion fuels improved leasing markets and higher rents In U.S., office rental growth increased an average of 6.4% yoy in 2Q 07(1) High leasing levels in Europe produce strong rent gains in London, Paris, Madrid and a growing number of cities In Asia, market conditions are favorable as significant corporate expansion converges with limited class A supply (1) Source: Torto Wheaton Research (2) Includes TCC revenue for the period December 20, 2006 through December 31, 2006. (3) Includes TCC for the period December 20, 2006 through June 30, 2007. (4) Derived from YTD Q2 2007 results. CAGR: 29% CBRE Global Leasing Revenues ($ in millions) (2) (3) (4) CBRE Global Leasing Revenues as a Percent of Consolidated Revenues Q2 2007 Business Updates 30% $692 $986 $1,106 $1,479 $1,683 $- $300 $600 $900 $1,200 $1,500 $1,800 2003 2004 2005 2006 Q2 2007 TTM

10 (1) Source: IREI and ULI (2) Includes TCC revenue for the period December 20, 2006 through December 31, 2006. (3) Includes TCC revenue for the period December 20, 2006 through June 30, 2007. (4) Source: Real Capital Analytics (5) Derived from YTD Q2 2007 results. Sales Rising rents continue to underpin the investment sales market High level of allocations to real estate by institutional investors 46% yoy growth in the first half of 2007 to $181.1 billion in U.S.(4) Europe experiencing increased capital movement across borders Foreign-sourced purchases account for 46% of the total investment in European real estate in 2006 High-growth markets in Asia remain attractive for investment capital ($ in billions) CAGR: 13% CAGR: 36% ($ in millions) CBRE Global Sales Revenues Institutional Investment in Real Estate(1) (2) (3) (5) CBRE Global Sales Revenues as a Percent of Consolidated Revenues Q2 2007 Business Updates 29% 423.0 479.3 519.7 605.7 0 100 200 300 400 500 600 700 2003 2004 2005 2006 $513 $807 $1,078 $1,246 $1,488 $0 $400 $800 $1,200 $1,600 2003 2004 2005 2006 Q2 2007 TTM

11 Outsourcing Services 85 of the Fortune 100 Sq. ft. Millions CAGR: 10% Global Property and Facilities Management(1) Global Project Management Corporate Services Over 250 clients with 19 added through Q2 2007 (1) Represents combined data for CBRE and TCC. Does not include joint ventures and affiliates. (2) Derived from YTD Q2 2007 results. (3) Management fees include property management, facilities management and project management fees. Does not include transaction revenues associated with outsourcing services. (2) CBRE Global Management Fees(3) as a Percent of Consolidated Revenues 23% 1,605 1,450 1,200 1,000 800 600 400 200 0 2004 2005 2006

12 Investment Management Americas EMEA Asia Pacific Investment Management growing faster than the 13% growth in institutional ownership of real estate(1) CBRE’s Assets Under Management ($ in Billions) Revenue ($ in Millions) (1) Source: IREI and ULI CAGR: 41% 127.3 228.0 CAGR: 27% Carried Interest Investment Management 17.3 28.6 15.1 11.4 14.4 ANNUAL 33.2 24.5 26.7 59.3 0.3 0 15 30 45 60 75 90 Q2 2006 Q2 2007 2nd QUARTER 83.8 27.0 YEAR TO DATE 169.4 57.4 CAGR: 195% CAGR: 210% 0 5 10 15 20 25 30 35 2002 2003 2004 2005 2006 6/30/2007 57.1 68.4 99.3 126.3 28.0 101.7 94.0 0 50 100 150 200 250 2002 2003 2004 2005 2006 52.1 98.5 70.9 5.3 0 30 60 90 120 150 YTD Q2 2006 YTD Q2 2007

13 Development Services Overview Development Services is a merchant development business Co-invests alongside equity of institutional partners Develops properties for user/investor clients on a fee basis without co-investing in the projects Does not seek to own development projects long term Revenue and EBITDA Characteristics Fees received for its services, principally Development fees Construction fees Incentive fees and promoted interests on certain investments Significant income is generated from gains, which are not recognized uniformly from year-to-year or quarter-to-quarter ($ in billions) Projects In Process/Pipeline 2.2 2.3 3.8 1.4 5.0 2.0 4.9 2.3 3.6 1.4 2.8 1.5 2.6 2.5 3.6 2.7 5.4 3.0 5.5 2.9 6.2 3.4 0 1 2 3 4 5 6 7 8 9 10 4Q98 4Q99 4Q00 4Q01 4Q02 4Q03 4Q04 4Q05 4Q06 1Q07 2Q07 In Process Pipeline

2005 – 2007 YTD In-Fill Acquisitions

CBRE
CB RICHARD ELLIS



Groupe Axival, Inc.
CB Richard Ellis Alberta
CB Richard Ellis Gunne
Austin Adams
Dalgleish
Holley Blake
Oxford Property Consultants
DGI Davis George
Rietmeijer
Nanninga & Taconis
Easyburo SAS
CPMS
Artequation
Guy Neplaz Counseil
Immobiliere Developpement & Gestion
Modus
Sogesmaint
Rutter & Strutz
Noble Gibbons
IKOMA
Advocate Consulting Group, Inc.
CB Richard Ellis Charlotte, LLC
Columbus Commercial Realty
Project Advantage, Inc.
The Polacheck Company
CB Richard Ellis Hawaii
Marshall & Stevens' Cost Segregation Business
Krombach Partners
CB Richard Ellis Technical Services
Predibisa
Neoturis
FM Arquitectos
EDConsulting
DTZ Queensland
McCann Property and Planning
Rafter and O'Hagan
DTZ Australia
Bridge Real Estate
pH Group

- Purchase price for these 39 acquisitions was approximately $290 million
- Associated annual revenue estimated to be approximately $485 million which includes the consolidation of revenue from CBRE Technical Services and the now majority owned IKOMA
- EBITDA margins expected to be consistent with CBRE margins upon full integration

14

15 Financial Overview

16 Consistent Long Term Growth(1) CBRE has consistently outpaced industry growth. (1) No reimbursements are included for the period 1992 through 1996 as amounts were immaterial. Reimbursements for 1997 through 2001 have been estimated. For 2002 through Q2 2007 TTM combined, reimbursements are included. (2) Normalized EBITDA excludes merger-related and other non-recurring costs, integration costs related to acquisitions, one-time IPO-related compensation expense and gains/losses on trading securities acquired in the TCC acquisition. (3) Includes TCC activity for the period December 20, 2006 through December 31, 2006. (4) Combined normalized EBITDA includes $88.0 million for TCC for the period July 1, 2006 through December 20, 2006. ($ in millions) Average Annual Organic Growth: 11% (3) (2) (4) $360 $392 $429 $469 $583 $759 $1,187 $1,403 $1,518 $1,362 $1,362 $1,810 $3,194 $4,032 $5,605 $2,647 $117.4 $150.5 $115.0 $130.7 $183.2 $300.3 $461.3 $127.2 $20.2 $25.9 $33.7 $41.5 $62.0 $90.1 $652.5 $937.1 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 Q2 2007 TTM (5) Combined Acquisitions Organic Normalized EBITDA

17 Q2 2007 Record Business Performance Highlights(1) 2006 2007 65% (In millions, except EPS) 80% Revenue Normalized EBITDA(2) 99% 94% Net income, as adjusted(2) EPS, as adjusted(2)(3) (1) Q2 2006 does not include TCC activity. (2) Normalized EBITDA, net income, as adjusted and earnings per share, as adjusted exclude one-time items, including merger-related costs, integration costs related to acquisitions, and a loss on sale of trading securities acquired in the TCC acquisition. (3) Diluted earnings per share. Broad based performance improvement across service lines and geographies. $0.34 $0.66 $267.6 $148.9 $157.3 $79.2

18 Normalized EBITDA Margins(1) CBRE has consistently improved its EBITDA margin. (1) Normalized EBITDA margins exclude merger-related and other non-recurring costs, integration costs related to acquisitions, one-time IPO-related compensation expense and gains/losses on trading securities acquired in the TCC acquisition. (2) 2001 reimbursements are estimated. (3) Includes TCC activity for the period December 20, 2006 through December 31, 2006. (4) Q2 2007 TTM includes TCC for the period December 20, 2006 through June 30, 2007. (2) (3) (4) 8.4% 9.6% 10.1% 11.3% 14.4% 16.2% 16.7% 20.0% 0.0% 5.0% 10.0% 15.0% 20.0% 2001 2002 2003 2004 2005 2006 Q2 2007 TTM Future Combined

19 ($ in millions) Debt Highlights Notes: Normalized EBITDA excludes merger-related and other non-recurring costs, integration costs related to acquisitions, one-time IPO-related compensation expense and gains/losses on trading securities acquired in the TCC acquisition. 2006 combined normalized EBITDA includes $106.8 million for TCC for the period January 1, 2006 through December 20, 2006. 6/30/07 TTM Combined Normalized EBITDA includes $88.0 million for TCC for the period July 1, 2006 through December 20, 2006. Total debt excludes non-recourse debt. $798.4 $634.6 $577.3 $2,118.1 $2,016.8 $450.1 $634.5 $128.0 $1,873.6 $1,578.6 $543.9 $529.8 $377.7 $486.5 4.2x 3.4x 2.5x 1.7x 1.3x 0.3x 3.5x $0 $500 $1,000 $1,500 $2,000 12/31/01 12/31/02 12/31/03 12/31/04 12/31/05 12/31/06 Combined 6/30/07 TTM Combined 0.0x 5.0x 10.0x 15.0x 20.0x 25.0x Total Debt Net Debt Net Debt to Normalized EBITDA Normalized EBITDA: $115 $131 $183 $300 $461 $759 $937

20 Strong cash flow generator Low capital intensity Utilization of internal cash flow Debt reduction Co-investment activities Development In-fill acquisitions (1) Represents capital expenditures, net of concessions. Q2 2007 TTM Normalized Internal Cash Flow ($ millions) Internal Cash Flow 451 Net Income, as adjusted D&A Cap Ex (45) 672 (1) 62 240 (36) Net proceeds from Savills disposition Integration and merger related costs - 100 200 300 400 500 600 700

21 2007 Key Drivers of Earnings Growth Revenue Growth Margin Expansion Market growth Market share gains Cross selling In-fill acquisitions Synergy savings Operating leverage Fixed cost controls Deleveraging Balance Sheet Term loan pay down Revenue growth, margin expansion and deleveraging allow CBRE to achieve substantial earnings growth. = + + Significant EPS Growth Approximate 50% growth 2006 revenue growth = 26% 2006 Normalized EBITDA growth = 41% 2006 net debt paydown: $548.9 million 2006 Adjusted EPS growth = 48%

22 Diversified global platform with the most extensive service lines in the industry Strong organic revenue growth Operating leverage leads to margin expansion Trammell Crow Company integration going well, including net expense synergy savings increasing by 38% to $90M Continuing debt reduction (of over $200M year to date through July 2007) resulting in interest expense savings Key Investment Points

23 Appendix

24 Reconciliation of Normalized EBITDA to EBITDA to Net Income (Loss) ($ in millions) Q2 2007 TTM 2006 2005 2004 2003 2002 Normalized EBITDA 849.1 652.5 461.3 300.3 183.2 130.7 Less: Merger-related and other non-recurring charges 34.7 - - 25.6 36.8 - Loss (Gain) related to trading securities acquired in the Trammell Crow Company acquisition 25.1 (8.6) - - - - Integration costs related to acquisitions 29.0 7.6 7.1 14.4 13.6 - One-time compensation expense related to the initial public offering - - - 15.0 - - EBITDA 760.3 653.5 454.2 245.3 132.8 130.7 Add: 16.2 9.8 9.3 4.3 3.6 3.2 Less: 95.3 67.6 45.5 54.9 92.6 24.6 101.8 45.0 54.3 65.4 71.3 60.5 11.5 33.8 7.4 21.1 13.5 - 197.4 198.3 138.9 43.5 (6.3) 30.1 Net income (loss) 370.5 318.6 217.3 64.7 (34.7) 18.7 Revenue 5,081.5 4,032.0 3,194.0 2,647.1 1,810.1 1,361.8 Normalized EBITDA Margin 16.7% 16.2% 14.4% 11.3% 10.1% 9.6% Year Ended December 31, Provision (benefit) for income taxes Loss on extinguishment of debt Interest expense Depreciation and amortization Interest income

25 Reconciliation of Normalized EBITDA to EBITDA to Net Income ($ in millions) 2007 2006 Normalized EBITDA 267.6 148.9 Adjustments: Integration costs related to acquisitions 12.5 1.9 Merger-related charges 2.9 - EBITDA 252.2 147.0 Add: 6.0 3.0 Less: 27.5 12.3 42.2 13.3 - 22.3 47.4 37.8 Net income 141.1 64.3 Three Months Ended June 30, Provision for income taxes Loss on extinguishment of debt Interest expense Depreciation and amortization Interest income

26 Reconciliation of Net Income to Net Income, As Adjusted ($ in millions) 2007 2006 Net income 141.1 64.3 Amortization expense related to net revenue backlog, incentive fees and customer relationships acquired, net of tax 6.0 (0.2) Integration costs related to acquisitions, net of tax 7.8 1.1 Loss on extinguishment of debt, net of tax - 14.0 Loss on sale of trading securities acquired in the Trammell Crow Company acquisition, net of tax 0.3 - Merger-related charges, net of tax 2.1 - Net income, as adjusted 157.3 79.2 Diluted income per share, as adjusted 0.66 $ 0.34 $ Weighted average shares outstanding for diluted income per share, as adjusted 237,475,584 233,655,941 Three Months Ended June 30,

27 (a) Amortization expense related to net revenue backlog, incentive fees and customer relationships acquired(1) (b) Integration costs related to acquisitions(1) (c) Loss on trading securities acquired in the Trammell Crow Company acquisition(1) (d) Merger-related costs(1) (e) Costs of extinguishment of debt(1) Reconciliation of Net Income to Net Income, As Adjusted TTM 2nd Quarter 2007 Results ($ millions) (1) Net of tax. Net Income, As Adjusted 371 451 20 18 Reported Net Income (a) (b) (c) 15 21 (d) 6 (e) - 100 200 300 400 500

28 CBRE CB RICHARD ELLIS